Exhibit 10.1
SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 23, 2023 (the “Seventh Amendment Effective Date”), by and between: DAKTRONICS, INC., a South Dakota corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), has reference to the following facts and circumstances (the “Recitals”):

A.    Borrower and Lender have executed a Credit Agreement dated November 15, 2016, as thereafter amended by a First Amendment to Credit Agreement dated June 24, 2019, a Second Amendment to Credit Agreement dated November 15, 2019, a Third Amendment to Credit Agreement dated August 28, 2020, a Fourth Amendment to Credit Agreement dated March 11, 2021, a Fifth Amendment to Credit Agreement dated April 29, 2022, an Amendment to Credit Agreement and Revolving Note dated August 16, 2022, an Amendment to Credit Agreement and Revolving Note dated October 31, 2022, and a Sixth Amendment to Credit Agreement dated effective as of December 9, 2022 (as amended, the “Credit Agreement”). All capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Credit Agreement.

B.    Pursuant to the Credit Agreement, Borrower has executed a Revolving Note dated November 15, 2016, payable to the order of Lender in the original principal amount of $35,000,000.00, as thereafter amended from time to time (as amended, the “”Note”).

C.    Borrower’s obligations under the Credit Agreement and the Note are secured by certain security documents (collectively, the “Security Documents”), including, but not limited to a Security Agreement dated August 28, 2020, executed by Borrower in favor of Lender, pursuant to which Borrower has granted to Lender a security interest in and lien on certain of Borrower’s personal property as more fully described therein (the “Collateral”).

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

    1.    Recitals. The Recitals are true and correct, and, with the defined terms set forth herein, are incorporated by this reference.

    2.    Amendments to Credit Agreement. As of the Seventh Amendment Effective Date, the Credit Agreement is hereby amended as follows:

    (a)    The definitions of “Adjusted Fixed Charge Coverage Ratio”, “Applicable Margin”, ”EBITDA”, “EBITDAR”, “MCAPEX Reserve” and “Revolving Commitment Amount” in Section 1.1 of the Credit Agreement are deleted in their entirety and the following definitions substituted in lieu thereof:

““Adjusted Fixed Charge Coverage Ratio” means, with respect to any fiscal period of determination with respect to the Borrower, the ratio of :

(a)EBITDAR minus the sum of (i) income tax expense (excluding income tax expense/benefit associated with any change in deferred tax asset valuation allowances relating to the going concern disclosure), plus (ii) cash dividends, plus (iii) the MCAPEX Reserve, to

(b)Interest expense, plus all required principal payments on indebtedness, including, but not limited to, all principal payments on acquisition related contingent liabilities, all payments with respect to Capitalized Lease Obligations, and rent expense.”

“Applicable Margin” means Three and Thirty-Five Hundreds of One Percent (3.35%).”

“EBITDA” means, with respect to any fiscal period of determination, the net income of the Borrower before deductions for

(i)income taxes,
(ii)interest expense,
(iii)depreciation,
(iv)amortization,
(v)non-cash stock-based compensation,
(vi)addback or deduction of non-cash loss or (income) from equity investments,
(vii)to the extent approved by Lender, fees and expenses directly incurred with restructuring of the Borrower’s obligations with Lender (including, without limitation, fees and expenses incurred in connection with the engagement of the Borrower’s financial consultant and attorneys’ fees and expenses, fees and expenses incurred in connection with appraisals and/or field exams, and Lender’s expenses and fees charged to Borrower), fees and expenses incurred with the closing on any debt and equity financing consented to by Lender,

(viii)to the extent approved by Lender, non-cash deferred tax valuation charges, non-cash asset impairments (goodwill and other intangible assets, property and equipment, and investment in affiliates), and
(ix)to the extent approved by Lender, addback or deduction of non-cash loss (or gain) on sales of assets, and
(x)to the extent approved by Lender, addback or deduction of provisions for doubtful accounts receivable and inventory valuation adjustments.

all as determined in accordance with GAAP.

“EBITDAR” means, with respect to any fiscal period of determination, the net income of the Borrower before deductions for

(i)income taxes,
(ii)interest expense,
(iii)depreciation,
(iv)amortization,
(v)rent,
(vi)non-cash stock-based compensation,
(vii)addback or deduction of non-cash loss or (income) from equity investments,
(viii)to the extent approved by Lender, fees and expenses directly incurred with restructuring of the Borrower’s obligations with Lender (including, without limitation, fees and expenses incurred in connection with the engagement of the Borrower’s financial consultant and attorneys’ fees and expenses, fees and expenses incurred in connection with appraisals and/or field exams, and Lender’s expenses and fees charged to Borrower), fees and expenses incurred with the closing on any debt and equity financing consented to by Lender,
(ix)to the extent approved by Lender, non-cash deferred tax valuation charges, non-cash asset impairments (goodwill and other intangible assets, property and equipment, and investment in affiliates), and
(x)to the extent approved by Lender, addback or deduction of non-cash loss (or gain) on sales of assets, all as determined in accordance with GAAP, and addback or deduction of provisions for doubtful accounts receivable and inventory valuation adjustments.

all as determined in accordance with GAAP.

“MCAPEX Reserve” means a reserve for maintenance capital expenditures in the amount of (a) $1,875,000, for the purpose of calculating the Adjusted Fixed Charge Coverage Ratio for the three-month fiscal quarter period ending January 28, 2023, and (b) $8,000,000, for the purpose of calculating the trailing 12-month Adjusted Fixed Charge Coverage Ratio as of the end of each fiscal quarter period thereafter.

“Revolving Commitment Amount” means (i) until May 1, 2023, $45,000,000.00, and (b) from and after May 1, 2023, $35,000,000, as such amounts may be modified (a) pursuant to Section 2.4 hereof, or (b) otherwise from time to time pursuant to the terms hereof.”

(b)    The following definition of “Seventh Amendment Effective Date” is added to Section 1.1 of the Credit Agreement in its proper alphabetical location:

““Seventh Amendment Effective Date” has the meaning set forth in that certain Seventh Amendment to Credit Agreement by and between Borrower and Lender dated January 23, 2023.”

(c)    Section 2.3 of the Credit Agreement is deleted in its entirety and the following substituted in lieu thereof:

“2.3    Fees. The Borrower agrees to pay to the Lender a non-use fee (the “Revolving Commitment Fee”) at a per annum rate equal to 0.175% on the average daily Available Revolving Commitment from Seventh Amendment Effective Date to and including the Facility Termination Date, payable in arrears on the last day of each quarter hereafter and on the Facility Termination Date.”

(d)    The third sentence of subparagraph (a) of Section 2.12 of the Credit Agreement is deleted in its entirety and the following substituted in lieu thereof:

“In the event either party elects not to renew or extend the Credit Agreement (either by new agreement or amendment), or this Agreement otherwise terminates pursuant to the terms hereof, Borrower agrees to Cash Collateralize, on or before the fifth Business Day prior to the Facility Termination Date, an amount equal to 105% of the Facility LC Obligations that have any expiration date later than the Facility Termination Date.”

(e)    Subparagraphs (c) and (e) of Section 6.1 of the Credit Agreement are deleted in their entirety and the following substituted in lieu thereof:

“(c)    Within 30 days after the close of each fiscal quarter or upon request by Lender, a financial plan and forecast prepared by Borrower on an 18-month rolling basis (including a projected consolidated balance sheet, income statement, and cash flow statement).

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(e)    On or before the third Business Day of each week, a 13-week cash flow forecast and an actual to forecast variance analysis for the immediately preceding week.”

(f)    The following new subparagraph (k) is added to Section 6.1 of the Credit Agreement prior to the final unlettered paragraph thereof:

“(k)    On or before February 23, 2023, Borrower shall deliver to Lender the “Assessment Report” prepared by Borrower’s financial consultant, outlining the consultant’s key findings, recommendations and potential next steps, as defined in the Agreement for Services between Borrower and the financial consultant dated January 2, 2023.

(g)    Section 6.16 of the Credit Agreement is deleted in its entirety and the following substituted in lieu thereof:

    “6.16    Financial Covenants.

(a)Adjusted Fixed Charge Coverage Ratio. Borrower will not permit its Adjusted Fixed Charge Coverage Ratio (i) determined for the three-month fiscal quarter period ending January 28, 2023 to be less than 1.50 to 1.00, and (ii) determined as of the end of each fiscal quarter period thereafter on a trailing 12-month basis to be less than 1.25 to 1.00.

(b)EBD/EBITDA Ratio. Borrower will not permit the ratio of (i) its IBD plus all outstanding non-cash secured letters of credit and bank guarantees, to (ii) EBITDA, to be greater than (A) 4.00 to 1.00 determined as of January 28, 2023 on a trailing 12-month basis, (B) 3.50 to 1.00 determined as of April 29, 2023 on a trailing 12-month basis, and (C) 3.00 to 1.00 determined as of the end of each fiscal quarter thereafter on a trailing 12-month basis.

(h)    Section 6.20 of the Credit Agreement is deleted in its entirety and the following substituted in lieu thereof:

“6.20    Equity Investments. Borrower will not, without the prior written consent of Lender, make equity investments in excess of (a) $1,250,000 in the aggregate, during the period from and after the Seventh Amendment Effective Date through April 29, 2023, and (b) $700,000 during each fiscal quarter thereafter.”

(i)    Section 6.21 of the Credit Agreement is deleted in its entirety and the following substituted in lieu thereof:

“6.21. Financial Consultant. Borrower will continue to engage the services of Borrower’s existing financial consultant or another financial consultant acceptable to Lender, at Borrower’s expense, in accordance with the terms of a written engagement agreement that includes a scope of services and other terms approved by Lender.”

(j)    Section 6.22 of the Credit Agreement is deleted in its entirety and the following substituted in lieu thereof:
“6.22.    Restriction on Indebtedness. Borrower will not create, incur, assume or have outstanding any indebtedness for borrowed money (including capitalized leases) except:

(a)any indebtedness owing to Lender and its affiliates;

(b)indebtedness to Bank of America, N.A. as described in an Intercreditor Agreement between Lender and Bank of America, N.A. dated November 16, 2016 (as amended by Amendment No. 1 to Intercreditor Agreement dated November 15, 2019 and Amendment No. 2 to Intercreditor Agreement dated May 23, 2022); and

(c)indebtedness incurred for capital equipment purchases or leases in the aggregate principal amount of up to $5,000,000 (or such additional amount as approved by Lender in writing).

(k)    Section 6.23 of the Credit Agreement is deleted in its entirety and the following substituted in lieu thereof:

“6.23.    Restriction on Liens. Borrower will not create, incur, assume or permit to exist any mortgage, pledge, encumbrance or other lien or levy or security interest in any of Borrower’s real or personal property, including case, whether now owned or hereafter acquired, except:

(a)liens in favor of Lender and its affiliates;

(b)taxes and assessments which are either not delinquent or which are being contested in good faith with adequate reserves provided;

(c)liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance, health insurance, or similar legislation, or for payment of work performed for projects under surety bonds, bank guarantees, or similar instruments; and

(d)liens to secure purchase money indebtedness permitted under Section 6.22(c) hereof.

(l)    Section 6.24 of the Credit Agreement is deleted in its entirety and the following substituted in lieu thereof:
“6.24.    Restriction on Contingent Liabilities. Borrower will not guarantee or become a surety or otherwise be contingently liable for any obligations of others, except (i) pursuant to the deposit and collection of checks and similar matters in the ordinary course of business,(ii) guaranties or other contingent liabilities in favor of Lender and its affiliates, and (iii) pursuant to surety bonds and bank guarantees issued for sales projects.

(m)    The following new Section 6.26 is added to the Credit Agreement:

“6.26.    Appraisals and Collateral Examinations. Borrower and its Subsidiaries will fully cooperate with Lender and Lender’s representatives in conducting appraisals and collateral examinations of Borrower’s and its Subsidiaries’ Property and will reimburse Lender for the reasonable and documented cost of such appraisals and collateral examinations within ten (10) business days of Lender’s demand therefor.”

3.    Amendment Fee. In consideration for and in order to induce Lender to enter into this Amendment, Borrower shall pay to Lender an amendment fee in the amount of $45,000.00 (the “Amendment Fee”), which shall be due and payable on or before the Seventh Amendment Effective Date.

4.    Continuing Security. The Credit Agreement and the Note, as hereby amended, are and shall continue to be secured by the Security Documents, and any reference to the Credit Agreement and the Note in any of the Security Documents shall hereafter be deemed to include the Credit Agreement and the Note as hereby amended.

5.    Binding Obligations. The Credit Agreement, the Note and the Security Documents are, and shall remain, the binding obligations of Borrower and/or other third parties, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby expressly and specifically varied or amended, and the same are hereby ratified and confirmed, and Lender reserves unto itself all rights and privileges granted thereunder.

6.    Reaffirmation; Authority. Borrower hereby reaffirms all representations, warranties, covenants and agreements recited in the Credit Agreement, the Note and the Security Documents as of the date hereof, and the same are hereby adopted as representations, warranties, covenants and agreements of Borrower herein. Borrower further represents and warrants that it is not in default under any of its obligations under the Credit Agreement, the Note and the Security Documents, and that it has full power and authority to execute and deliver this Amendment, and that the execution and delivery hereof has been duly authorized, and that all necessary and proper acts have been performed or taken.

7.    Release. Borrower hereby releases Lender and its successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Lender occurring at any time prior to the execution of this Amendment with respect to Borrower, the Credit Agreement, the Note, the Security Documents, and/or any related Loan Document.

8.    Further Assurances. Following the Seventh Amendment Effective Date, Borrower agrees to execute and deliver to Lender at any time and from time to time any and all further conveyances, assignments, confirmations, satisfactions, releases, instruments of further assurance, approvals, consents and any and all such further instruments and documents as may be reasonably necessary, appropriate, expedient or proper in the opinion of Lender or its counsel in order to effectuate, complete, perfect or protect the transactions described herein or in the Credit Agreement, the Note, the Security Documents and/or any related Loan Document.

    9.    Applicable Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of South Dakota (without reference to conflict of law principles) but giving effect to federal laws applicable to national banks.

    10.    Counterparts; Electronic Images. This Amendment may be executed in any number of counterparts (including telecopy counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Borrower hereby acknowledges the receipt of a copy of this Amendment and all other Loan Documents. Lender may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of this Amendment and any or all of the Loan Documents. Lender may store the electronic images of this Amendment and any other Loan Document in its electronic form and then destroy the paper original as part of Lender’s normal business practices, with the electronic image deemed to be an original.

    11.    Expenses. With ten (10) days of Lender’s demand, Borrower shall pay all reasonable out-of-pocket legal fees and expenses incurred by Lender in connection with the preparation, negotiation and closing of this Amendment and any other documents referred to herein and the consummation of any transactions referred to herein or therein.

    12.    Waiver of Jury Trial; Limitation of Damages. Any controversy or claim arising out of this Amendment or any other Loan Document shall be subject to the provisions of Section 14.3 of the Credit Agreement which are hereby incorporated herein.

    13.    Closing Conditions. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received the following, all in form acceptable to Lender:

(a)    this Amendment, duly executed by Borrower;

(b)    the Amendment Fee described in Section 3 hereof;

(c)    copies of resolutions duly adopted by Borrower’s Board of Directors which authorize the execution, delivery and performance of this Amendment; and

(d)    such other documents and information as required by Lender.

Borrower and Lender have executed this Amendment as of the Seventh Amendment Effective Date.

[SIGNATURES ON FOLLOWING PAGE]

SIGNATURE PAGE -
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated January 23, 2023

Borrower:

DAKTRONICS, INC.

By: /s/ Reece A. Kurtenbach
Reece A. Kurtenbach
Chief Executive Officer

By:/s/ Sheila M. Anderson
Sheila M. Anderson
Chief Financial Officer

Lender:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Timothy M. Hill
Timothy M. Hill
Vice President